UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) June 1, 2002

FACT CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-17232	84-0888594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number No.)

1530 9th Avenue S.E., Calgary, Alberta T2G 0T7
(Address of principal executive offices) (Zip Code)

(403) 204-0260
Registrant's telephone number, including area code
________________________________________________________
(Former name or former address, if changed since last report)

ITEM 1. Changes in Control of Registrant.

Not Applicable

ITEM 2. Acquisition or Disposition of Assets

Not Applicable

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrants' Certifying Amendments

Not Applicable

ITEM 5. Other Event and Regulation FD Disclosure

Food and Culinary Technology Group Inc., ("FACT Group"), a wholly owned subsidiary of FACT Corporation has accepted the resignation of Mr. Thomas J. Murdoch as FACT Group's CEO and as a member of the Board of Directors of FACT Group effective June 1, 2002.

Mr. Murdoch has resigned to pursue other opportunities but will remain a shareholder by way of his ownership of certain Class C shares of FACT Corporation.

Mr. Murdoch was instrumental in introducing FACT Group to FACT Corporation. FACT Group wishes to thank Mr. Murdoch for his contribution and wishes him luck in his new endeavors.

Mr. Murdoch's duties will be taken over by FACT Group's president, Ms. Susan Niedermayr until further notice.

ITEM 6. Resignation of Registrants' Directors

Not Applicable

ITEM 7. Financial Statements and Exhibits

Not Applicable

ITEM 8. Change in Fiscal Year

Not Applicable

ITEM 9. Regulation FD Disclosure

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: June 7, 2002

FACT CORPORATION By:s/s "Jacqueline Danforth" Name: Jacqueline Danforth Title: President